                     OPPENHEIMER GOLD & SPECIAL MINERALS FUND
                          Supplement dated August 31, 2007
                     to the Prospectus dated August 25, 2006

     This  supplement  amends the  Prospectus  dated  August 25,  2006 and is in addition to the supplement dated October 12, 2006.

     The Prospectus is revised by deleting the section titled "Advisory Fees" on page 14 in its entirety and replacing it with the following:

     Advisory Fees. Under the investment advisory agreement,  prior to September
1,  2007,  the Fund paid the  Manager  an  advisory  fee at an annual  rate that declines as the Fund's  assets grow:  0.75% of the first $200 million of average annual  net  assets,  0.72% of the next  $200  million,  0.69% of the next  $200 million,  0.66% of the next $200 million, and 0.60% of average annual net assets in excess of $800 million.  The Fund's  management  fee for its last fiscal year ended  June 30,  2006 was 0.71% of  average  annual net assets for each class of shares.

     Effective  September  1, 2007 the Fund pays the Manager an advisory  fee at the following  annual rate that declines as the Fund's assets grow: 0.75% of the first $200 million of average  annual net assets of the Fund,  0.72% of the next
$200 million,  0.69% of the next $200  million,  0.66% of the next $200 million,
0.60% of the next $3.2 billion and 0.58% of average  annual net assets over $4.0 billion.

     A  discussion  regarding  the basis for the Boards'  approval of the Fund's investment  advisory  agreement  with the  Manager  is  available  in the Fund's
Semi-Annual  Report to shareholders  for the six month period ended December 31,
2006.

August 31, 2007                                                       PS0410.031